MERRILL LYNCH
GLOBAL
HOLDINGS, INC.








FUND LOGO








Annual Report

November 30, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL HOLDINGS, INC.


Worldwide
Investments
As of 11/30/96

                                 Country of    Percent of
Ten Largest Equity Holdings      Origin        Net Assets

Roche Holdings AG                Switzerland      1.5%
Intel Corp.                      United States    1.4
Enterprise Oil PLC               United Kingdom   1.3
British Petroleum Co. PLC        United Kingdom   1.2
Siebe PLC                        United Kingdom   1.2
Banco Bilbao Vizcaya S.A.        Spain            1.1
Baan Company N.V.                Netherlands      1.1
Sun Hung Kai Properties, Ltd.    Hong Kong        1.1
Next PLC                         United Kingdom   1.1
Tokyo Broadcasting System, Inc.  Japan            1.1


                                               Percent of
Ten Largest Industries                         Net Assets

Banking                                           8.8%
Multi-Industry                                    8.6
Telecommunications                                8.0
Merchandising                                     7.4
Electrical & Electronics                          6.7
Business & Public Services                        4.9
Broadcasting & Publishing                         4.7
Health & Personal Care                            4.6
Electronics/Components                            3.0
Energy                                            2.6


Important Tax
Information
(unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Holdings, Inc. (the "Fund") during its taxable year ended November 30, 1996:
                                      Qualifying        Domestic      Foreign      Total    Foreign Taxes  Long-Term
                 Record    Payable     Domestic      Non-Qualifying   Source     Ordinary      Paid or      Capital
                  Date      Date    Ordinary Income Ordinary Income   Income      Income      Withheld       Gains
Class A Shares  12/14/95  12/22/95     $0.045402       $0.071658     $0.046641   $0.163701    $0.017052    $0.583582
Class B Shares  12/14/95  12/22/95     $0.045402       $0.071658     $0.046641   $0.163701    $0.017052    $0.583582
Class C Shares  12/14/95  12/22/95     $0.045402       $0.071658     $0.046641   $0.163701    $0.017052    $0.583582
Class D Shares  12/14/95  12/22/95     $0.045402       $0.071658     $0.046641   $0.163701    $0.017052    $0.583582

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



DEAR SHAREHOLDER


The volatility which has characterized the world's equity markets persisted during the quarter ended November 30, 1996. The total return of global markets overall, as measured by the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index, was +10.44%, a significant improvement from the -1.99% return of the three-month period ended August 31, 1996. For the quarter ended November 30, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +7.77%, +7.46%, +7.46% and +7.66%, respectively, underperforming the MSCI World Stock Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data, including average annual total returns, can be found on pages 7--10 of this report to shareholders.) Once again, the results varied widely across geographic regions. North American markets were particularly strong. The unmanaged Morgan Stanley Capital International North America Index gained 16.6%. By comparison, the Europe index was up 9.8%, while the Far East index rose a scant 0.6%. Even within regions, results were highly disparate. For example, in the Far East, Hong Kong rose 20% while Japan declined 1.9%. In Europe, Sweden rose 16% and Switzerland fell 1.9%. Obviously, the geographic allocation of assets continued to be an important determinant of portfolio returns.

One particularly interesting indication of the strength in the US market is the fact that the Dow Jones Industrial Average gained 8.35% in the month of November. To put this in historical perspective, the monthly return exceeded the annual return in 31 of the past 70 years. This advance in the Dow Jones Industrial Average
(DJIA) is also illustrative of another ongoing market phenomenon. Around the world, market breadth has deteriorated. Stated another way, investors have increasingly concentrated their purchase activity on fewer issues. Again, the US market provides an excellent example. Over the six months ended November 30, 1996, the DJIA rose 16.91%. Over the same period, the unmanaged Russell 2000 Index of small- to mid-capitalization stocks declined 2.14%. This narrowing of focus has contributed to intramarket volatility.

In previous shareholder reports, we have commented extensively on the factors most responsible for increased equity market volatility. They include economic and political considerations and massive money flows. Our thesis that the world's economies have been in a period of transition from slow to more rapid growth has proven to be valid. Outside the United States, this has become increasingly clear. In Europe, overall growth has accelerated, although at varying rates on an individual country basis. Progress has been somewhat restricted by the tight fiscal policies governments have adopted in order to comply with Maastricht criteria for European Monetary Union.

In Asia, the economic situation remains mixed. The Japanese economic recovery is still fragile, but has been aided significantly by the positive impact on exports of a weak yen. However, domestic activity is lackluster. In the People's Republic of China and Hong Kong, there has been a well-defined reacceleration of growth. Elsewhere, growth rates slowed as had been forecast, but remained at very healthy levels relative to the rest of the world. A reacceleration of economic growth is expected in 1997, as lower interest rates foster better domestic growth and exports increase because of the improving economies of many trade partners.

The US economy has likewise slowed over the course of 1996. Unfortunately, the outlook is not as clear as in other geographic regions. Most economic indicators signal a continuation of moderate economic growth. However, there have been a few signs of inflationary pressures in labor markets. These are being closely monitored by the Federal Reserve Board. Should the Federal Reserve Board choose to raise interest rates, economic growth prospects would be negatively impacted and the stock market could be vulnerable.

Political events around the globe have also continued to induce equity market volatility. Other than highly publicized trade frictions, most have been internal, country-specific events which generally affected only the local market. Over the coming year there could continue to be an array of market-impacting surprises. There are political and economic developments that must be continuously monitored because they could have significant and broad equity market implications. Examples of these would be the development of Chinese trade policy, US efforts to solve the funding problems of entitlement programs, progress toward easing rigidities in European labor markets, the Russian economic and political situation, and possible escalating tensions in the Middle East. These are developments that could foster wide-ranging currency and equity market movements.

Change often results in volatility, but volatility also can provide opportunity, as well as secular growth of the world's economies. We are committed to offering investors a diversified portfolio that reflects those global opportunities.

Investment Environment
Japan
During the past three months, overall stock market activity in Japan remained subdued as confidence in Japan's recovery has remained low. The result of the Bank of Japan's latest quarterly survey of business conditions reinforced the view that the economy is still on a gradual recovery trend. However, the survey results were not strong enough to dispel investor anxiety about the economic prospects for next year. Currently, there are growing concerns that the government's planned fiscal tightening may derail Japan's recovery next year. The consumption tax is scheduled to rise starting April 1997, the temporary income tax rebate will be discontinued effective January 1997, and the supplementary budget will likely be smaller than earlier expected. These concerns were heightened after the release of recent government studies which highlighted the severity of Japan's fiscal position. The Bank of Japan's November survey did not appear to have any implications which might lead the bank to change its current low interest rate policy. However, given that the pace of economic recovery is more sluggish than expected a year ago, investors are focusing on Japan's future course of fiscal policy. Some argue that the government's public expenditures will hold the key to economic growth and asset prices in Japan next year.

Our Japanese portfolio did not change much during the November quarter. With the prevailing general sense of pessimism, unexciting interim earnings results and the modest profits outlook for next year, we reduced our Japanese exposure slightly by selling Sumitomo Metal Industries Co., Ltd. and reducing our position in Asahi Chemical Industry Co., both companies whose earnings are more geared to domestic economic recovery. As we continued to focus on globally competitive export-oriented companies in our portfolio, we were able to outperform the Nikkei 225 market index for the quarter and for the fiscal year ended November 30, 1996. Our major holdings, such as Toyota Motor Corp., Matsushita Electrical Industrial Co. and Canon Inc., have performed strongly even as the overall market languished. These companies reported stronger-than-expected earnings results, partly helped by the weaker yen which depreciated about 30% against the US dollar between April 1995 and October 1996. In the absence of clear signs of economic rebound and accelerating overall corporate profits, we have been underweighted in Japan throughout the year. We will maintain our current cautious investment stance unless we see more signs that the Japanese policy makers are becoming serious about deregulation and restructuring of the economy. We believe that only stepped-up structural reform can boost investor confidence in the long term.

Asia (ex Japan)
Following a poor third quarter, many of the Asian markets registered a better performance during the November quarter. However, dis-parities widened with the Hong Kong, Malaysian and Indonesian markets moving up, but the Korean, Thailand and Indian markets remaining poor performers. Although our overweighting in the smaller Asian markets throughout the fiscal year did not contribute to the Fund's overall performance, maintaining defensive well-managed, large-capitalized companies as the portfolio's core holdingshad a positive impact. In most markets, larger and stronger companies have consistently outperformed the smaller companies. As a result, the Fund's Pacific Basin portfolio outperformed the unmanaged MSCI Pacific Basin Index for the fiscal year ended November 30, 1996, with an estimated return of +4.9% as compared to the unmanaged MSCI Pacific Basin return of +0.5%. We think the prospects for the small Asian markets are improving. In our view, the current export slowdown in Asia is a cyclical phenomenon. Exports should gradually recover next year, driven by improvement in economies of the developed countries. Given our long-term enthusiasm for Asian markets, we made no major changes to our portfolio during the November quarter. We did eliminate P.T. Indonesian Satellite Corp. as the company's near-term earnings outlook had somewhat deteriorated in response to increased competition.

Europe
As highlighted earlier, European economies have generally improved over the course of the year, albeit at an uneven rate. The UK economy provided solid employment and income growth--somewhat abetted by pre-election government spending. Nonetheless, consumer confidence is high and has reflected itself in strong retail spending. In Germany and the Netherlands, growth has been more moderate and has been primarily export-driven. Economic activity in France, Italy and Spain has been more sluggish, but signs of improvement are evident. Continental Europe must deal with labor market rigidities and business regulatory issues if it hopes to become broadly competitive in world markets.

Despite a relatively weak economic backdrop, European equity markets performed quite well. Many company managements have undertaken fundamental restructuring programs and have increased their focus on profitability. Our European holdings increased 11.5% in value during the November quarter. Large gains in many of our technology holdings helped provide that excellent result. Nokia OY AS 'A' gained 35%, Dassault Systemes S.A. rose 27%, and Phillips Electronics N.V. rose 24%. Our airbag-related investments, Autoliv AB and Sensonor A/S, reacted positively to increased US government focus on airbag safety and each gained 35%. The 17% gain in crude oil prices was exactly matched by the price rise in Enterprise Oil PLC, which has become the Fund's third-largest holding.

Recently, we made initial investments in the British manufacturer, BBA Group PLC; the Italian conglomerate, Montedison S.p.A.; and the Portuguese cement company, Cimpor--Cimentos de Portugal S.A. We sold our positions in The Royal Bank of Scotland Group PLC and Repsol S.A., the Spanish oil company. The bank stock was divested because problems at its direct-marketing insurance subsidiary were impacting overall corporate results. The proceeds of the Repsol S.A. sale were redeployed into Enterprise Oil PLC and British Petroleum Co. PLC, both of which have better near-term prospects, in our opinion.

North America
The total return of the unmanaged Standard & Poor's 500 Composite Index (S&P 500) was +16.75% during the November quarter. This reflected a flow of well-received indications of continued moderate economic growth and a benign inflationary outlook. Moreover, the US Presidential and Congressional election results alleviated a number of investor concerns.

During the fourth quarter, several of our holdings that were involved in merger-related activity experienced substantial price appreciation. In Canada, Viridian, Inc. shares jumped 16.7% in connection with the announcement of an acquisition offer from another Canadian fertilizer producer, Agrium Inc. Office Depot, Inc. agreed to be acquired by Staples Inc., another office supply retailer, which caused it to appreciate 22.7% during the November quarter. We sold our Consolidated Rail Corp. shares for a substantial gain after the company agreed to be acquired by another railroad. Finally, Time Warner Inc. completed its merger with Turner Broadcasting Systems Inc., which removed a major uncertainty for the company and contributed to its 22.1% appreciation during the fourth quarter. Several of our pharmaceutical and financial services holdings made positive contributions to North American performance. Merck & Co., Inc., Pfizer, Inc., Bank of New York, Inc., Barnett Banks, Inc. and Mercury General Corp. continued to produce solid gains, appreciating 26.5%, 26.2%, 28.7%, 34.1% and 26.7%, respectively. Within the technology sector, Microsoft Corp., Oracle Corporation, Intel Corp., Texas Instruments Inc. and Ultratech Stepper Inc. outperformed the S&P 500 with gains of 28.1%, 39.0%, 59.0%, 36.4% and 49.2%, respectively. Harnischfeger Industries, Inc. and PPG Industries, Inc. reported strong results during the November quarter, appreciating 17.5% and 24.1%, respectively. On the negative side, two of our smaller, less mature holdings, Forest Laboratories, Inc. and Molten Metal Technology, Inc., made announcements which could have adverse consequences for them. Since we continue to believe in the companies' longer-term prospects, we viewed these price declines as an opportunity to purchase additional shares at attractive prices.

During the last fiscal quarter, we eliminated our positions in AFLAC, Inc., Applied Materials, Inc., AT&T Corp., Consolidated Rail Corp., Walt Disney Co., Motorola, Inc., Pacficare Health Systems Inc., and two spin-offs, Westaim Corporation (Viridian Inc.) and Lucent Technologies, Inc. (AT&T Corp.). We initiated a position in Federated Department Stores, Inc., which is expected to benefit from sales gains, particularly in its California department stores, as a result of the economic recovery in that state, an improvement in profit margins from changes in its merchandise offerings, and merger-related expense savings.

Latin America
The Latin American equity markets turned in mixed performances during the November quarter, reflecting continued uncertainty about prospects for economic and political reform. The Mexican index, after a period of strong performance, finished the November quarter with slightly negative results. Brazil finished the quarter with mid single-digit gains, and Chile experienced a mid single-digit decline. The only Latin American equity market with performance exceeding that of the United States in the quarter was Argentina, with an increase of just under 20%. Both our Argentine holdings, Yacimientos Petroliferos Fiscales S.A. and Compania Naviera Perez Companc S.A. C.F.I.M.F.A., performed well, particularly Perez Companc S.A. with a 19.8% gain for the quarter. Our holdings in Uniao de Bancos Brasileiros S.A., Grupo Financiero Banorte S.A. de C.V., Grupo Carso, S.A. de C.V. and Panamerican Beverages, Inc. also outperformed their respective indexes. However, Aracruz Celulose S.A., one of the lowest-cost pulp producers in the world, continued to suffer from a weak pricing environment for its products. In Chile, we eliminated our remaining shares of Madeco S.A., which is experiencing pressure on its earnings from adverse conditions in the copper markets. We initiated our first position in Colombia, the retailer Almacenes Exito S.A. After visiting the company last year, we were impressed by the fact that the Colombian population is vastly underserved by retail store chains when compared to many other countries, and that the company is well-positioned in its industry. Although the Colombian market experienced a great deal of turbulence in response to economic and political uncertainty, we viewed this purchase as a longer-term opportunity to own shares in a leading company at a much more reasonable price.

Fiscal Year in Review
Total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +15.20%, +13.97%, +14.05% and +14.86%, respectively, for the 12 months ended November 30, 1996. These results lagged the +18.70% total return of the unmanaged MSCI World Stock Index over the same period. The primary reason for this underperformance was asset allocation. The Fund is significantly more diversified geographically and was underweighted in the US market. Since the US market comprised over 40% of the index and was the best-performing major market, the underweighted position negatively impacted relative performance. Also, we were overweighted in the Pacific Basin (ex Japan). Our stock selection was good and our holdings performed significantly better than the regional averages, but did not improve overall portfolio performance. On the positive side, we have been overweighted in Europe, and good stock selection led to dramatic outperformance versus the regional average.

After two years in which the US stock market outperformed the global averages quite substantially, some investors tend to question the benefits of international diversification. We know that such diversification has historically provided incremental returns. Our conviction that future opportunities and returns are even more exciting remains firm. Mr. Bob Martin, a senior executive at Wal-Mart Stores Inc., provided some interesting insight regarding international opportunities in a recent presentation. He believes that the growth of consumerism in Asia and Latin America, fueled by the universal acceptance of free market economics, will create a pool of two billion--three billion new consumers who will migrate to the middle class. Wal-Mart Stores Inc. will push ahead internationally because of this new group of potential customers, and the fact that communications technology has provided a world with no frontiers which means that large, successful businesses must be international in scope. For the coming year, Mr. Martin estimated the annual growth in middle class consumption at the following rates: Western Europe, 1.6%; United States, 1.9%; Latin America, 4.4%; Southeast Asia, 4.5%; Eastern Europe, 8.2%; and China, 11.4%.

Another key factor prompting Wal-Mart Stores Inc. to expand globally is basic demographics. The US baby boom created 64 million teenagers and many investment opportunities in the 1960s and later. In comparison, from 1980 through 2015 over three billion people will become teenagers in the developing world. We expect this to provide opportunities for innovative companies, and for investors.

In Conclusion
We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Edward F. Korff)
Edward F. Korff
Vice President and Portfolio Manager



January 7, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results
                                                                                          12 Month     3 Month
                                                        11/30/96    8/31/96   11/30/95    % Change     % Change
ML Global Holdings, Inc. Class A Shares*                 $15.12     $14.03     $13.87     +13.84%(1)    + 7.77%
ML Global Holdings, Inc. Class B Shares*                  14.40      13.40      13.38     +12.58(1)     + 7.46
ML Global Holdings, Inc. Class C Shares*                  14.41      13.41      13.38     +12.66(1)     + 7.46
ML Global Holdings, Inc. Class D Shares*                  15.04      13.97      13.84     +13.50(1)     + 7.66
ML Global Holdings, Inc. Class A Shares--Total Return*                                    +15.20(2)     + 7.77
ML Global Holdings, Inc. Class B Shares--Total Return*                                    +13.97(2)     + 7.46
ML Global Holdings, Inc. Class C Shares--Total Return*                                    +14.05(2)     + 7.46
ML Global Holdings, Inc. Class D Shares--Total Return*                                    +14.86(2)     + 7.66
World Stock Index--Total Return**                                                         +18.70        +10.44

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective.
(1)Percent change includes reinvestment of $0.584 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.164 per share ordinary income dividends and $0.584 per share capital gains distributions.


PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to the growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:

                                        11/86          11/96

ML Global Holdings Fund, Inc.++--
Class A Shares*                       $ 9,475        $24,343

Morgan Stanley Capital International
World Stock Index++++                 $10,000        $28,392


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to the growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:

                                     10/21/88**       11/96

ML Global Holdings Fund, Inc.++--
Class B Shares*                       $10,000        $20,327

Morgan Stanley Capital International
World Stock Index++++                 $10,000        $20,291


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the Morgan Stanley Capital International World Stock Index.
Beginning and ending values are:

                                     10/21/94**       10/95

ML Global Holdings Fund, Inc.++--
Class C Shares*                       $10,000        $12,184

ML Global Holdings Fund, Inc.++--
Class D Shares*                       $ 9,475        $11,737

Morgan Stanley Capital International
World Stock Index++++                 $10,000        $13,444

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Holdings Fund, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

    Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +11.43%         +5.58%
Five Years Ended 9/30/96                  +10.61          +9.43
Ten Years Ended 9/30/96                   + 9.88          +9.29

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        +10.27%         +6.27%
Five Years Ended 9/30/96                  + 9.49          +9.49
Inception (10/21/88)
through 9/30/96                           + 8.82          +8.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        +10.27%         +9.27%
Inception (10/21/94)
through 9/30/96                           + 8.53          +8.53

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +11.07%         +5.24%
Inception (10/21/94)
through 9/30/96                           + 9.40          +6.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
7/2/84--12/31/84          $ 9.15      $ 9.32                --                 $0.170            + 3.68%
1985                        9.32       12.28                --                  0.340            +36.05
1986                       12.28       14.28             $ 1.270                0.300            +30.25
1987                       14.28       11.52               3.638                0.372            + 6.54
1988                       11.52       11.01               1.275                0.337            +10.04
1989                       11.01       11.77               1.492                0.212            +23.53
1990                       11.77       10.28               0.188                0.261            - 9.20
1991                       10.28       11.67               0.221                0.123            +17.12
1992                       11.67       11.27               0.817                0.063            + 4.28
1993                       11.27       13.14               0.443                0.371            +24.08
1994                       13.14       12.18               0.514                0.007            - 3.25
1995                       12.18       13.32               0.584                0.164            +15.56
1/1/96--11/30/96           13.32       15.12                --                   --              +13.51
                                                         -------               ------
                                                   Total $10.442         Total $2.720

                                                        Cumulative total return as of 11/30/96: +364.66%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/88--12/31/88        $11.29      $11.00              $0.388               $0.147            + 2.22%
1989                       11.00       11.71               1.492                0.138            +22.33
1990                       11.71       10.20               0.188                0.166            -10.18
1991                       10.20       11.56               0.221                0.036            +16.02
1992                       11.56       11.09               0.817                0.001            + 3.15
1993                       11.09       12.94               0.443                0.219            +22.87
1994                       12.94       11.87               0.514                 --              - 4.20
1995                       11.87       12.82               0.584                0.164            +14.37
1/1/96--11/30/96           12.82       14.40                --                   --              +12.32
                                                          ------               ------
                                                    Total $4.647         Total $0.871

                                                        Cumulative total return as of 11/30/96: +103.27%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94        $13.08      $11.87              $0.514                 --              - 5.23%
1995                       11.87       12.82               0.584               $0.164            +14.37
1/1/96--11/30/96           12.82       14.41                --                   --              +12.40
                                                          ------               ------
                                                    Total $1.098         Total $0.164

                                                         Cumulative total return as of 11/30/96: +21.84%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94        $13.39      $12.18              $0.514               $0.003            - 5.09%
1995                       12.18       13.29               0.584                0.164            +15.32
1/1/96--11/30/96           13.29       15.04                --                   --              +13.17
                                                          ------               ------
                                                    Total $1.098         Total $0.167

                                                         Cumulative total return as of 11/30/96: +23.87%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS                                                                                       (In US Dollars)
LATIN                             Shares                                                                    Value    Percent of
AMERICA      Industries            Held                    Investments                      Cost          (Note 1a)  Net Assets
Argentina    Energy               120,000     Yacimientos Petroliferos Fiscales
                                              S.A.-- (ADR)*                            $  2,350,450     $  2,790,000    0.6%

             Multi-Industry       339,000     Compania Naviera Perez Companc
                                              S.A.C.F.I.M.F.A.                            1,396,267        2,306,192    0.5

                                              Total Investments in Argentina              3,746,717        5,096,192    1.1


Brazil       Banking           76,000,000     Uniao de Bancos Brasileiros S.A.
                                              (Preferred)                                 2,056,000        2,091,122    0.5

             Forest Products      397,500     Aracruz Celulose S.A. (ADR)*                3,624,750        3,080,625    0.7
             & Paper

             Telecommuni-       30,000,00     Telecommunicaoes Brasileiras S.A.
             cations                          --Telebras PN (Preferred)                   1,069,928        2,274,179    0.5

                                              Total Investments in Brazil                 6,750,678        7,445,926    1.7

Colombia     Merchandising         25,000   ++Almacenes Exito S.A.                           65,652           65,380    0.0

                                              Total Investments in Colombia                  65,652           65,380    0.0


Mexico       Beverages & Tobacco   35,000     Panamerican Beverages, Inc. (Class A)         991,514        1,636,250    0.4

             Holding Company    2,000,000   ++Grupo Financiero Banorte, S.A. de
                                              C.V. (Class B)                              2,113,918        2,168,736    0.5

             Multi-Industry       600,000     Grupo Carso, S.A. de C.V.                   3,448,736        3,066,886    0.7

                                              Total Investments in Mexico                 6,554,168        6,871,872    1.6


                                              Total Investments in Latin America         17,117,215       19,479,370    4.4

NORTH
AMERICA

Canada       Agriculture          290,000     Viridian, Inc.                              3,690,612        3,680,148    0.8

             Telecommunications    50,000     Northern Telecom Ltd.                       1,474,875        3,287,500    0.8

                                              Total Investments in Canada                 5,165,487        6,967,648    1.6


United       Banking              120,000     Bank of New York, Inc. (The)                3,130,284        4,305,000    0.9
States                             90,000     Barnett Banks, Inc.                         2,756,978        3,960,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          5,887,262        8,265,000    1.8

             Broadcasting &       125,000   ++Mirage Resorts, Inc.                          929,000        3,015,625    0.7
             Publishing            26,697     TCI Pacific Communications
                                              (Convertible Preferred)                     2,393,250        2,322,639    0.5
                                  115,000     Time Warner Inc.                            3,948,176        4,686,250    1.0
                                        2   ++Viacom Inc. (Class A) (e)                          80               75    0.0
                                                                                       ------------     ------------  ------
                                                                                          7,270,506       10,024,589    2.2

             Business & Public     25,000   ++Microsoft Corp.                             1,039,167        3,921,875    0.9
             Services             150,000   ++Molten Metal Technology, Inc.               2,998,185        2,250,000    0.5
                                   65,000   ++Oracle Corporation (c)                        491,528        3,185,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,528,880        9,356,875    2.1

SCHEDULE OF INVESTMENTS (continued)                                                                           (In US Dollars)
NORTH AMERICA                    Shares Held/                                                               Value    Percent of
(concluded)  Industries          Face Amount               Investments                      Cost          (Note 1a)  Net Assets
United       Chemicals             60,000     PPG Industries, Inc.                     $  2,314,400     $  3,675,000    0.8%
States
(concluded)  Electrical Equipment  80,000   ++Ultratech Stepper Inc.                      1,395,265        1,820,000    0.4

             Electronics/         150,000   ++General Instrument Corp.                    3,670,446        3,318,750    0.7
             Components            50,000     Intel Corp.                                 1,180,625        6,337,500    1.4
                                   60,000     Texas Instruments Inc.                      2,492,028        3,825,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,343,099       13,481,250    3.0

             Energy Sources       150,000     Enron Oil & Gas Co.                         3,098,803        3,993,750    0.9

             Food & Household     150,000     Performance Food Group Co.                  1,678,096        1,800,000    0.4
             Products

             Health & Personal    100,000   ++Forest Laboratories, Inc.                   4,023,062        3,875,000    0.9
             Care                  35,000     Merck & Co., Inc.                           1,262,400        2,905,000    0.6
                                   50,000     Pfizer, Inc.                                2,427,678        4,481,250    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,713,140       11,261,250    2.5

             Insurance             75,000     Mercury General Corp.                       2,626,000        4,275,000    1.0

             Machinery &          100,000     Harnischfeger Industries, Inc.              3,640,438        4,437,500    1.0
             Equipment

             Merchandising        100,000   ++Federated Department Stores, Inc.           3,290,576        3,412,500    0.8
                                   90,000     The Home Depot, Inc.                        3,373,925        4,691,250    1.0
                                  100,000   ++Office Depot, Inc.                          1,745,375        1,950,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          8,409,876       10,053,750    2.2

             Oil & Gas             50,000     Transocean Offshore Inc. (d)                2,720,750        3,012,500    0.7
             Producers

             Railroads             60,000     Illinois Central Corp.                      1,688,600        2,032,500    0.5

             Telecommunications   125,000   ++Airtouch Communications, Inc.               2,976,403        3,203,125    0.7

                                              Total Investments in the United
                                              States                                     63,291,518       90,692,089   20.2


                                              Total Investments in North America         68,457,005       97,659,737   21.8

PACIFIC
BASIN/ASIA

Australia    Banking              200,097     National Australia Bank, Ltd.               1,430,366        2,490,517    0.6

             Broadcasting &       350,873     News Corp., Ltd. (Ordinary)                 1,868,290        1,866,746    0.4
             Publishing

             Entertainment      1,000,000   ++Sydney Harbour Casino Holdings
                                              Ltd. (Preferred)                            1,446,117        1,504,975    0.3

             Insurance            107,049     Lend Lease Corp.                            1,365,040        1,985,523    0.5

             Metals               300,000     WMC Ltd. (a)                                1,727,089        1,903,590    0.4

                                              Total Investments in Australia              7,836,902        9,751,351    2.2


Hong Kong    Multi-Industry     1,524,228     First Pacific Co., Ltd.                     1,266,625        2,119,311    0.5
                                  400,000     Hutchison Whampoa Ltd.                      1,949,838        3,091,250    0.7
                                  500,000     Swire Pacific Ltd. 'A'                      2,453,484        4,737,114    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,669,947        9,947,675    2.3

             Real Estate          400,000     Sun Hung Kai Properties, Ltd.               2,242,489        4,966,695    1.1

             Utilities--Gas     1,440,000   ++Hong Kong and China Gas Company Ltd.        1,873,089        2,858,954    0.6
                                  120,000   ++Hong Kong and China Gas Company Ltd.
                                              (Warrants) (b)                                      0           75,665    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,873,089        2,934,619    0.6

                                              Total Investments in Hong Kong              9,785,525       17,848,989    4.0


India        Machinery &          196,000 ++++Larsen & Toubro Ltd. (GDR)**                3,008,600        2,842,000    0.6
             Engineering
                                              Total Investments in India                  3,008,600        2,842,000    0.6


Indonesia    Construction &     1,880,000     Jaya Real Property                          2,924,702        2,406,143    0.5
             Housing

             Telecommunications    50,800     P.T. Telekomunikasi Indonesia (ADR)*          939,403        1,670,050    0.4

             Textiles           1,080,000     P.T. Indorama Synthetics (Foreign)          1,217,976        1,935,154    0.4

                                              Total Investments in Indonesia              5,082,081        6,011,347    1.3


Japan        Automobiles          120,000     Toyota Motor Corp.                          2,128,963        3,279,149    0.7

             Banking              130,000     Bank of Tokyo--Mitsubishi                   3,085,819        2,661,453    0.6
                            US$ 1,000,000     The Mitsubishi Bank, Ltd., 3% due
                                              11/30/2002 (Convertible)                    1,000,000        1,101,000    0.2
                                  100,000     Sanwa Bank, Ltd.                            1,844,583        1,651,876    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,930,402        5,414,329    1.2

             Broadcasting &       300,000     Tokyo Broadcasting System, Inc.             3,736,661        4,876,549    1.1
             Publishing

             Building Materials   200,000     Sanwa Shutter Corporation                   1,848,009        1,599,156    0.4

             Cable & Wire         270,000     Sumitomo Electric Industry, Ltd.            2,968,251        3,795,800    0.8

             Chemicals            250,000     Asahi Chemical Industry Co.                 1,825,928        1,643,089    0.4

             Construction &        50,000     Sho-Bond Corp.                              1,671,335        1,550,830    0.3
             Housing

             Data Processing &    120,000     Canon Inc.                                  2,096,847        2,530,533    0.6
             Reproduction

             Electrical &         250,000     Hitachi Ltd.                                2,636,635        2,328,442    0.5
             Electronics           29,000     Keyence Corp.                               2,038,471        3,516,387    0.8
                                  200,000     Matsushita Electric Industrial Co.          2,837,637        3,461,910    0.8
                                   85,000     Murata Manufacturing Co., Ltd.              2,448,383        2,905,281    0.6
                                  250,000     NEC Corporation                             3,180,362        3,031,368    0.7
                                  150,000     Omron Corp.                                 2,717,395        2,860,030    0.6
                                  180,000     Sharp Corp.                                 2,744,465        2,815,218    0.6
                                   90,000     Tokyo Electron Ltd.                         3,173,486        2,570,073    0.6
                                                                                       ------------     ------------  ------
                                                                                         21,776,834       23,488,709    5.2

             Entertainment         70,000     Sony Music Entertainment (Japan) Inc.       3,171,727        2,878,482    0.6

             Financial Services   200,000     Daiwa Securities Co., Ltd.                  2,519,694        2,161,497    0.5

             Insurance            250,000     Tokio Marine & Fire Insurance Co.,
                                              Ltd.                                        3,142,441        2,767,771    0.6

             Machinery &          170,000     Minebea Co., Ltd.                           1,436,151        1,451,894    0.3
             Engineering          400,000     Mitsubishi Heavy Industries Ltd.            2,988,558        3,268,606    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,424,709        4,720,500    1.0


SCHEDULE OF INVESTMENTS (continued)                                                                           (In US Dollars)
PACIFIC BASIN/
ASIA                               Shares                                                                   Value    Percent of
(concluded)  Industries             Held                   Investments                      Cost          (Note 1a)  Net Assets
Japan        Merchandising         50,000     Aoyama Trading Co.                       $  2,716,597     $  1,423,425    0.3%
(concluded)                        60,000     Ito-Yokado Co., Ltd.                        2,604,246        3,031,368    0.7
                                  150,000     Marui Co., Ltd.                             2,736,736        2,846,850    0.6
                                                                                       ------------     ------------  ------
                                                                                          8,057,579        7,301,643    1.6

             Metals               700,000     Nippon Steel Co.                            2,407,627        2,115,807    0.5

             Real Estate          250,000     Mitsui Fudosan Co., Ltd.                    3,097,952        2,965,469    0.7

             Telecommunications       350     DDI Corp.                                   2,617,101        2,506,370    0.6
                                      307     Nippon Telephone & Telegraph Corp.
                                              (Ordinary)                                  2,553,690        2,190,352    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,170,791        4,696,722    1.1

             Wholesale &          250,000     Mitsui & Co.                                1,780,475        2,126,351    0.5
             International
             Trade

                                              Total Investments in Japan                 77,756,225       79,912,386   17.8


Malaysia     Banking              583,333     Commerce Asset--Holding BHD                 1,276,855        4,456,096    1.0

             Building Materials   400,000     Sungei Way Holdings BHD                     1,589,194        2,343,162    0.5

             Telecommunications   300,000     Telekom Malaysia BHD                        1,491,009        2,731,051    0.6

                                              Total Investments in Malaysia               4,357,058        9,530,309    2.1


New Zealand  Telecommunications   400,000     Telecom Corp. of New Zealand
                                              Ltd. (Class C) (ADR)*                       1,278,315        2,107,108    0.5

                                              Total Investments in New Zealand            1,278,315        2,107,108    0.5


Singapore    Banking              218,000     Overseas Chinese Banking Corp.              2,202,387        2,641,483    0.6

             Broadcasting &       100,000     Singapore Press Holdings Limited            1,476,852        1,888,810    0.4
             Publishing

             Construction &       250,000     City Development Ltd.                       1,562,010        2,209,551    0.5
             Housing

             Multi-Industry       200,000     Keppel Corp. Ltd.                           1,502,011        1,553,813    0.4

                                              Total Investments in Singapore              6,743,260        8,293,657    1.9


South Korea  Banking               50,000     Hanil Bank                                    664,668          330,598    0.1

             Construction &        39,170   ++Hyundai Engineering and Construction
             Housing                          Co.                                           873,042        1,100,995    0.2
                                    1,698   ++Hyundai Engineering and Construction
                                              Co. (GDR)**                                    52,005           44,314    0.0
                                                                                       ------------     ------------  ------
                                                                                            925,047        1,145,309    0.2

             Electronics           46,283     LG Electronics Co.                          1,725,155          720,379    0.2

             Steel                 31,300     Pohang Iron & Steel Co., Ltd. (ADR)*          765,410          629,913    0.1

             Utilities             40,000     Korea Electric Power Co.                    1,097,115        1,278,958    0.3

                                              Total Investments in South Korea            5,177,395        4,105,157    0.9


Thailand     Banking              100,000     Bangkok Bank Public Company Ltd.            1,138,470        1,143,394    0.2

             Building Materials    50,000     The Siam Cement Public Co. Ltd.
                                              (Foreign Registered)                        1,902,573        1,738,586    0.4

             Telecommunications   157,300     Advanced Information Services Inc.          1,779,210        1,835,516    0.4
                                  600,000     Total Access Communication Public
                                              Co. Ltd.                                    3,787,500        3,870,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          5,566,710        5,705,516    1.3

                                              Total Investments in Thailand               8,607,753        8,587,496    1.9


                                              Total Investments in Pacific Basin/
                                              Asia                                      129,633,114      148,989,800   33.2

WESTERN
EUROPE

Denmark      Business & Public    150,000     ISS International Service System
                                              A/S (Class B)                               3,289,437        4,149,483    0.9

             Services                         Total Investments in Denmark                3,289,437        4,149,483    0.9


Finland      Telecommunications    76,400     Nokia OY AS 'A'                             2,163,900        4,248,770    0.9

                                              Total Investments in Finland                2,163,900        4,248,770    0.9


France       Banking               20,000     Cetelem S.A.                                3,947,067        4,829,420    1.1

             Business & Public     80,000   ++Dassault Systemes S.A.                      1,834,389        3,828,330    0.8
             Services

             Cosmetics             33,000     Christian Dior S.A.                         2,920,305        4,843,006    1.1

             Energy                42,785     Total S.A. (Class B)                        2,673,402        3,419,493    0.8

             Manufacturing         20,000     Bic S.A.                                    2,499,848        2,992,557    0.7

                                              Total Investments in France                13,875,011       19,912,806    4.5

Germany      Merchandising         32,000   ++Metro AG                                    3,124,165        2,684,878    0.6

             Multi-Industry        10,000     Mannesmann AG                               3,229,897        4,172,358    1.0
                                  100,000     SKW Trostberg AG                            2,160,663        2,790,244    0.6
                                   80,000     Veba AG                                     3,264,237        4,680,325    1.0
                                                                                       ------------     ------------  ------
                                                                                          8,654,797       11,642,927    2.6

             Recreation            30,000     Adidas AG                                   1,646,257        2,604,878    0.6

                                              Total Investments in Germany               13,425,219       16,932,683    3.8


Italy        Electronics           65,000   ++Saes Getters S.p.A. (Sponsored)             1,105,000          682,500    0.2

             Multi-Industry     6,000,000   ++Montedison S.p.A.                           3,729,942        4,251,697    0.9

             Telecommunications 6,000,000   ++Olivetti Group--Ing.                        3,946,434        2,110,014    0.5

                                              Total Investments in Italy                  8,781,376        7,044,211    1.6


Netherlands  Business & Public    140,000   ++Baan Company N.V.                           2,254,885        4,994,200    1.1
             Services

             Construction &       200,000     Koninklijke Boskalis Westminster N.V.       3,111,972        3,967,517    0.9
             Housing

             Electrical &         180,000   ++BE Semiconductor Industries N.V.
             Electronics                      (NY Shares)                                 2,573,753        2,137,500    0.5
                                  115,000     Philips Electronics N.V.                    3,839,587        4,649,362    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,413,340        6,786,862    1.5

             Merchandising         70,700     Koninklijke Ahold N.V.                      3,595,653        4,424,901    1.0

                                              Total Investments in the
                                              Netherlands                                15,375,850       20,173,480    4.5


SCHEDULE OF INVESTMENTS (concluded)                                                                           (In US Dollars)
WESTERN
EUROPE                            Shares                                                                    Value    Percent of
(concluded)  Industries            Held                    Investments                      Cost          (Note 1a)  Net Assets
Norway       Automobiles          330,000   ++Sensonor A/S                             $  2,555,005     $  3,160,772    0.7%

             Manufacturing        200,000     Tomra Systems A/S                           1,907,841        2,959,087    0.7

                                              Total Investments in Norway                 4,462,846        6,119,859    1.4

Poland       Food & Beverage       75,718   ++Agros Holdings S.A.                         1,272,288        1,832,530    0.4

                                              Total Investments in Poland                 1,272,288        1,832,530    0.4


Portugal     Building Products    150,500     Cimpor--Cimentos de Portugal, S.A.          3,064,523        3,145,919    0.7

                                              Total Investments in Portugal               3,064,523        3,145,919    0.7


Spain        Banking              100,000     Banco Bilbao Vizcaya S.A.                   3,858,654        5,057,134    1.1

                                              Total Investments in Spain                  3,858,654        5,057,134    1.1


Sweden       Automobiles           80,000     Autoliv AB                                  2,142,137        3,516,353    0.8

             Health & Personal     60,000     Astra AB 'B'                                1,096,951        2,820,532    0.6
             Care

                                              Total Investments in Sweden                 3,239,088        6,336,885    1.4


Switzerland  Health & Personal        871     Roche Holdings AG                           4,203,474        6,703,602    1.5
             Care

                                              Total Investments in Switzerland            4,203,474        6,703,602    1.5


United       Automobile Parts     350,000     BBA Group PLC                               1,888,551        2,047,214    0.5
Kingdom
             Banking              250,097     National Westminster Bank PLC               1,993,581        2,894,200    0.6

             Broadcasting &       312,500     Carlton Communications PLC
             Publishing                       (Ordinary)                                  1,292,970        2,636,755    0.6


             Electronics        1,250,000     Astec (BSR) PLC                             1,943,769        3,361,600    0.8

             Energy               479,449     British Petroleum Co. PLC                   2,467,392        5,532,214    1.2

             Energy Sources       575,000     Enterprise Oil PLC                          3,483,980        5,750,437    1.3

             Merchandising        700,000   ++Harvey Nichols PLC                          3,267,451        4,165,022    0.9
                                  500,000     Next PLC                                    1,731,357        4,949,956    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,998,808        9,114,978    2.0

             Multi-Industry       342,950     Siebe PLC                                   3,253,851        5,473,206    1.2

             Telecommunications 1,000,000     Orange PLC                                  3,025,616        2,975,016    0.7

                                              Total Investments in the United
                                              Kingdom                                    24,348,518       39,785,620    8.9


                                              Total Investments in Western Europe       101,360,184      141,442,982   31.6

SHORT-TERM                         Face
SECURITIES                        Amount                   Issue

United       Commercial    US$ 19,008,000     General Electric Capital Corp.,
States       Paper***                         5.70% due 12/02/1996                       19,001,981       19,001,981    4.2
                               10,000,000     MetLife Funding, Inc., 5.24% due
                                              12/12/1996                                  9,982,533        9,982,533    2.2
                               12,000,000     Warner-Lambert Company, 5.25% due
                                              12/04/1996                                 11,993,000       11,993,000    2.7

                                              Total Investments in Short-Term
                                              Securities                                 40,977,514       40,977,514    9.1

             Total Investments                                                         $357,545,032      448,549,403  100.1
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (330,073)  (0.1)
                                                                                                        ------------  ------
             Net Assets                                                                                 $448,219,330  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Company.
          (a)Formerly Western Mining Corp.
          (b)Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.
          (c)Formerly Oracle Systems Corp.
          (d)Formerly Sonat Offshore Drilling Inc.
          (e)Shares of Viacom, Inc. (Class A) are exchangeable for convertible preferred shares of TCI Pacific Communications.
           ++Non-income producing security.
         ++++Restricted security as to resale. The value of the Company's investment in restricted securities was $2,842,000, representing 0.6% of net assets.

                                          Acquisition                  Value
             Issue                           Date         Cost       (Note 1a)

             Larsen & Toubro Ltd. (GDR)    3/1/1996    $3,008,600   $2,842,000

             Total                                     $3,008,600   $2,842,000
                                                       ==========   ==========

             See Notes to Financial Statements.



PORTFOLIO CHANGES


For the Quarter Ended November 30, 1996

 Additions

 Almacenes Exito S.A.
 BBA Group PLC
 Cimpor--Cimentos de Portugal S.A.
 Federated Department Stores, Inc.
*Lucent Technologies, Inc.
 Montedison S.p.A.
*Tag Heuer International S.A. (ADR)


 Deletions

 AFLAC, Inc.
 AT&T Corp.
 Applied Materials, Inc.
 Consolidated Rail Corp.
*Lucent Technologies, Inc.
 Madeco S.A. (ADR)
 Motorola, Inc.
 P.T. Indonesian Satellite Corp. (ADR)
 Pacificare Health Systems Inc. (Class B)
 Repsol S.A.
 The Royal Bank of Scotland Group PLC
 Sumitomo Metal Industries Co., Ltd.
*Tag Heuer International S.A. (ADR)
 Walt Disney Co.
 Westaim Corporation

[FN]
*Added and deleted in the same quarter.

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$357,545,032) (Note 1a)                         $448,549,403
                    Cash                                                                                          16,588
                    Foreign cash (Note 1b)                                                                         1,663
                    Receivables:
                      Securities sold                                                      $    947,538
                      Capital shares sold                                                       625,663
                      Dividends                                                                 491,003
                      Interest                                                                   15,000        2,079,204
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          36,206
                                                                                                            ------------
                    Total assets                                                                             450,683,064
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,434,334
                      Investment adviser (Note 2)                                               349,835
                      Capital shares redeemed                                                   245,395
                      Distributor (Note 2)                                                       36,441        2,066,005
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       397,729
                                                                                                            ------------
                    Total liabilities                                                                          2,463,734
                                                                                                            ------------

Net Assets:         Net assets                                                                              $448,219,330
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,634,676
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            307,613
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,320
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             31,165
                    Paid-in capital in excess of par                                                         329,781,942
                    Undistributed net investment income--net                                                   1,827,409
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                22,630,191
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         91,000,014
                                                                                                            ------------
                    Net assets                                                                              $448,219,330
                                                                                                            ============

Net Asset           Class A--Based on net assets of $398,309,697 and 26,346,760
Value:                       shares outstanding                                                             $      15.12
                                                                                                            ============
                    Class B--Based on net assets of $44,311,020 and 3,076,128
                             shares outstanding                                                             $      14.40
                                                                                                            ============
                    Class C--Based on net assets of $910,585 and 63,197
                             shares outstanding                                                             $      14.41
                                                                                                            ============
                    Class D--Based on net assets of $4,688,028 and 311,649
                             shares outstanding                                                             $      15.04
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1996
Investment Income   Dividends (net of $694,535 foreign withholding tax)                                     $  7,958,008
(Notes 1d & 1e):    Interest and discount earned                                                               1,635,814
                                                                                                            ------------
                    Total income                                                                               9,593,822
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  4,169,360
                    Transfer agent fees--Class A (Note 2)                                       684,912
                    Account maintenance and distribution fees--Class B (Note 2)                 452,751
                    Custodian fees                                                              303,526
                    Printing and shareholder reports                                            134,117
                    Registration fees (Note 1f)                                                 109,953
                    Accounting services (Note 2)                                                104,828
                    Transfer agent fees--Class B (Note 2)                                        98,765
                    Professional fees                                                            80,279
                    Directors' fees and expenses                                                 37,811
                    Pricing fees                                                                 12,942
                    Account maintenance fees--Class D (Note 2)                                   11,226
                    Transfer agent fees--Class D (Note 2)                                         8,419
                    Account maintenance and distribution fees--Class C (Note 2)                   7,325
                    Transfer agent fees--Class C (Note 2)                                         1,653
                    Other                                                                        17,052
                                                                                           ------------
                    Total expenses                                                                             6,234,919
                                                                                                            ------------
                    Investment income--net                                                                     3,358,903
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       22,797,724
(Loss) on             Foreign currency transactions--net                                       (231,495)      22,566,229
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       32,272,642
(Notes 1b, 1c,        Foreign currency transactions--net                                            650       32,273,292
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     54,839,521
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 58,198,424
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    November 30,
                    Increase (Decrease) in Net Assets:                                        1996               1995
Operations:         Investment income--net                                                 $  3,358,903     $  1,067,089
                    Realized gain on investments and foreign currency transactions--net      22,566,229       19,393,315
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   32,273,292       24,547,717
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     58,198,424       45,008,121
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (177,010)
Shareholders          Class D                                                                        --             (352)
(Note 1g):          Realized gain on investments--net:
                      Class A                                                               (17,594,423)     (13,259,833)
                      Class B                                                                (2,476,721)      (2,030,586)
                      Class C                                                                   (26,025)          (7,459)
                      Class D                                                                  (192,712)         (65,148)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (20,289,881)     (15,540,388)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       34,818,380      (35,521,768)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  72,726,923       (6,054,035)
                    Beginning of year                                                       375,492,407      381,546,442
                                                                                           ------------     ------------
                    End of year*                                                           $448,219,330     $375,492,407
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--
                    net (Note 1h)                                                          $  1,827,409     $ (1,935,539)
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the                          Class A++
                    financial statements.
                                                                                 For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1996       1995      1994      1993      1992
Per Share           Net asset value, beginning of year                $  13.87   $  12.82  $  13.07  $  11.78   $  10.95
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .13        .05       .03       .04        .10
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.87       1.52       .53      2.07       1.05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.00       1.57       .56      2.11       1.15
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.01)     (.01)       --       (.10)
                      Realized gain on investments--net                   (.75)      (.51)     (.80)     (.82)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.75)      (.52)     (.81)     (.82)      (.32)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.12   $  13.87  $  12.82  $  13.07   $  11.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  15.20%     12.92%     4.39%    19.16%     10.67%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.37%      1.51%     1.44%     1.43%      1.49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .92%       .41%      .23%      .32%      (.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $398,310   $327,270  $330,132  $256,203   $166,947
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.14%     44.64%    40.18%    56.98%     65.93%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++                   $  .0063         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios have
                    been derived from information provided in the                          Class B++++
                    financial statements.
                                                                                 For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.38   $  12.50  $  12.74  $  11.62   $  10.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.02)      (.08)     (.10)     (.08)      (.03)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.79       1.47       .52      2.02       1.05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.77       1.39       .42      1.94       1.02
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.75)      (.51)     (.66)     (.82)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  14.40   $  13.38  $  12.50  $  12.74   $  11.62
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.97%     11.78%     3.32%    17.87%      9.58%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.40%      2.55%     2.48%     2.46%      2.52%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.11%)     (.63%)    (.80%)    (.72%)    (1.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 44,311   $ 44,387  $ 49,647  $ 34,241   $ 22,925
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.14%     44.64%    40.18%    56.98%     65.93%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++++              $  .0063         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                      Class C++++                   Class D++++

                    The following per share data and                             For the                          For the
                    ratios have been derived from                                 Period                          Period
                    information provided in the financial                        Oct. 21,                        Oct. 21,
                    statements.                             For the Year Ended  1994++ to  For the Year Ended   1994++ to
                                                                November 30,     Nov. 30,      November 30,      Nov. 30,
                    Increase (Decrease) in Net Asset Value:   1996       1995      1994       1996      1995       1994
Per Share           Net asset value, beginning of
Operating           period                                 $  13.38   $  12.51   $  13.08  $  13.84  $  12.81   $  13.39
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income (loss)--net              (.01)      (.08)      (.02)      .09       .02       (.01)
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 1.79       1.46       (.55)     1.86      1.52       (.57)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           1.78       1.38       (.57)     1.95      1.54       (.58)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --         --         --        --      (.00)+++++   --
                      Realized gain on investments--net        (.75)      (.51)        --      (.75)     (.51)        --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.75)      (.51)        --      (.75)     (.51)        --
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  14.41   $  13.38   $  12.51  $  15.04  $  13.84   $  12.81
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       14.05%     11.69%     (4.36%)+++14.86%    12.73%     (4.33%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.41%      2.55%      3.00%*    1.63%     1.76%      2.23%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net             (.09%)     (.63%)    (1.31%)*    .60%      .18%      (.67%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $    910   $    376   $    177  $  4,688  $  3,459   $  1,591
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       41.14%     44.64%     40.18%    41.14%    44.64%     40.18%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++++   $  .0063         --         --  $  .0063        --         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
            ++++++++For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $404,045 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $1,252        $19,087
Class D                                $1,100        $13,781


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $60,215 and $1,249 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $31,344 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $162,097,553 and $160,137,249, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 22,797,724   $ 91,004,371
Short-term investments                     --             --
Foreign currency transactions        (231,495)        (4,357)
                                 ------------   ------------
Total                            $ 22,566,229   $ 91,000,014
                                 ============   ============


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $91,004,371, of which $104,224,950 related to appreciated securities and $13,220,579 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $357,545,032.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $34,818,380 and ($35,521,768) for the years ended November 30, 1996 and November 30, 1995, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                        11,176,887  $ 157,434,230
Shares issued to shareholders
in reinvestment of distributions    1,233,289     16,242,414
                                -------------  -------------
Total issued                       12,410,176    173,676,644
Shares redeemed                    (9,655,805)  (136,577,975)
                                -------------  -------------
Net increase                        2,754,371  $  37,098,669
                                =============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         6,594,967  $  84,361,655
Shares issued to shareholders in
reinvestment of dividends and
distributions                         949,889     11,322,677
                                -------------  -------------
Total issued                        7,544,856     95,684,332
Shares redeemed                    (9,701,811)  (124,736,786)
                                -------------  -------------
Net decrease                       (2,156,955) $ (29,052,454)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           617,667  $   8,295,124
Shares issued to shareholders in
reinvestment of distributions         174,046      2,205,170
                                -------------  -------------
Total issued                          791,713     10,500,294
Shares redeemed                    (1,011,647)   (13,729,276)
Automatic conversion of shares        (20,731)      (275,360)
                                -------------  -------------
Net decrease                         (240,665) $  (3,504,342)
                                =============  =============


Class B Shares for the Year Ended                   Dollar
November 30, 1995                     Shares        Amount

Shares sold                           524,355  $   6,805,305
Shares issued to shareholders in
reinvestment of distributions         154,488      1,793,609
                                -------------  -------------
Total issued                          678,843      8,598,914
Shares redeemed                    (1,292,140)   (15,830,273)
Automatic conversion of shares        (40,632)      (883,950)
                                -------------  -------------
Net decrease                         (653,929) $  (8,115,309)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            54,247  $     725,543
Shares issued to shareholders in
reinvestment of distributions           1,898         24,054
                                -------------  -------------
Total issued                           56,145        749,597
Shares redeemed                       (21,017)      (286,099)
                                -------------  -------------
Net increase                           35,128  $     463,498
                                =============  =============

Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                            21,916  $     274,811
Shares issued to shareholders in
reinvestment of distributions             445          5,171
                                -------------  -------------
Total issued                           22,361        279,982
Shares redeemed                        (8,437)      (106,151)
                                -------------  -------------
Net increase                           13,924  $     173,831
                                =============  =============


Class D Shares for the Year Ended                   Dollar
November 30, 1996                     Shares        Amount

Shares sold                         1,072,031  $  14,751,733
Shares issued to shareholders in
reinvestment of distributions          13,662        179,386
Automatic conversion of shares         19,948        275,360
                                -------------  -------------
Total issued                        1,105,641     15,206,479
Shares redeemed                    (1,043,928)   (14,445,924)
                                -------------  -------------
Net increase                           61,713  $     760,555
                                =============  =============


Class D Shares for the Year Ended                   Dollar
November 30, 1995                     Shares        Amount

Shares sold                           705,152  $   8,594,947
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,931         58,733
Automatic conversion of shares         70,176        883,950
                                -------------  -------------
Total issued                          780,259      9,537,630
Shares redeemed                      (654,458)    (8,065,466)
                                -------------  -------------
Net increase                          125,801  $   1,472,164
                                =============  =============

5. Commitments:
On November 30, 1996, the Company had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $271,000 and $947,000, respectively.

6. Subsequent Event:
On December 1, 1996, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.228687 per Class A Share, $0.073642 per Class B Share, $0.108171 per Class C Share and $0.192609 per Class D Share and a long-term capital gain distribution in the amount of $0.684245 per share for all four classes of shares, payable on December 30, 1996, to shareholders of record as of December 19, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1997
</AUDIT-REPORT>